Exhibit 99.1

Safe Harbor Statement

This presentation contains "forward-looking" statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements.
All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, any projections of financial information; any statements about historical results that may suggest trends for our business; any statements of the plans, strategies, and objectives of management for future operations; any statements of expectation or belief regarding future events, potential markets or market size, technology developments, or enforceability of our intellectual property rights; and any statements of assumptions underlying any of the items mentioned.
These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from our current expectations as a result of many factors, including but not limited to: the unpredictable nature of our rapidly evolving market and quarterly fluctuations in our business; the effects of competition; and any adverse changes in our indirect channel relationships. These and other risks and uncertainties associated with our business are described in our annual report on Form
10-K for the 2008 fiscal year, filed with the SEC on March 2, 2009. We assume no obligation and do not intend to update these forward-looking statements.
Non-GAAP Financial Measures
Please note that certain financial measures used in this presentation, such as Adjusted EBITDA , are expressed on a non-GAAP basis. Adjusted
EBITDA has been adjusted to exclude charges relating to stock-based compensation. Our GAAP results and GAAP to non-GAAP reconciliation can be found in this presentation, and have been posted on the Investors page of our website, which is found at www.rackspace.com.

2008 Highlights

•
Revenue of $532M, up 46.9%
•
Added 24,107 customers
• Hired 590 Rackers
•
Adj. EBITDA $145M, up 59.1%
• Net Income $21.7M, up 21.7%
• Growing returns and margins since 2Q 2008
• DC expansion in US, UK, Hong Kong
• Cloud computing launch
Growth
Profits & Returns
Long Term Investments

Rackspace Strategy

Specialist Specialist
Fanatical Experience Fanatical Experience
Hybrid Hosting Suite Hybrid Hosting Suite
• The Leader and                          in Hosted Computing
• for Businesses
• Complete                                         of Hosted Computing Services

ADD MORE
COMPUTING?

OK

EMAIL HOSTING SOLUTIONS
EMAIL RELIEF®

CLOUD HOSTING SOLUTIONS
DEPLOY AND SCALE WEBSITES, SERVERS AND STORAGE IN MINUTES

MANAGED HOSTING SOLUTIONS
BACKED BY FANATICAL SUPPORT®

PLATFORM HOSTING
WE TOOK COLOCATION AND MADE IT INFINITELY BETTER

experience fanatical support®

On Demand Computing: Customer Value Proposition

It’s Easier:
• Automated and Productized
• Plug and Play
It’s More Valuable:
• Technical Headaches Belong to Us
• Fit to Need
• Offloads Maintenance
• Redirects IT Focus to Higher Value
Work
It’s Cheaper:
• Scale Economies
• Shared for Higher Utilization
• Frees Up Capital
• Complex Asset to Routine Variable
Cost

Existing Market Opportunity is Large and Growing Rapidly
Adoption of Cloud Technologies Radically Increases an Already Attractive Opportunity
IT Services Market Today IT Services Market Tomorrow
HOSTING
Captures a Greater
Share of the IT
Market Over Time

Source: Tier1Research (Managed Hosting: US Market Overview Winter 2009); IDC estimates for Cloud market data
2011 2007
$17.8B
27.6% CAGR
$6.7B
Cloud Hosting Market:
2012 2008
$42.3B
27.1% CAGR
$16.2B
Managed Hosting Market:

Cloud Computing
Custom applications
Standard applications
Dedicated Computing
Cloud Applications
All of business IT powered by Fanatical Support

experience fanatical support

Complete Hybrid Hosting Suite 7 Principles • Right solution for right job • Interoperability for more power and flexibility

Burst web servers
File serving
Backup/archiving
Cloud Computing
Blogs
Wikis
Brochures
WIKIMEDIA
shopLocal.com
Custom applications
Standard applications
Core DBs
App servers
Baseline web servers
Directory Svcs
Mail
Fileshare
Collaboration
User backup
Dedicated Computing
Cloud Applications
JUNGLE DISK
SharePoint
All of business IT powered by Fanatical Support

experience *fanatical support*

Hybrid Hosting Suite Example – IT for ShopLocal 8 (Gannett)

Why is Fanatical Support Key to Our Business Model?
Fanatical Support drives higher profitability and returns

• Lower Churn:  Extends customer lifecycle, reduces sales & marketing costs and increases capital efficiencies
• Customer Promoters:  Viral selling opportunity drives lower customer acquisition costs and higher margins
• More Engaged Employees: Higher-performing employees with lower employee churn

Rackspace – Business Model Attributes

Hosting Suite Attracts Broad Group of Customers
• General purpose technology service
• 53,300 customers as of 12/31/2008
• No customer >1% of sales
Fanatical Support Differentiation Delivers Growth
• Subscription based, recurring revenue model
• World class technology service experience for businesses
• Cloud offering experiencing hyper growth
“Loyalty Model” Drives Profitability and Returns
• Disciplined focus on profitable growth using unit based
economics
• Lean services delivery model
• $21.7M total net income in 2008
$56.6
$86.8
$138.8
$224.0
$362.0
$531.9
2003 2004 2005 2006 2007 2008
ANNUAL REVENUE($M)

$91.3
$145.3
$-
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2007 2008
Annual Adj EBITDA ($M)
Annual Adj EBITDA
Profits and Returns Trending Higher Despite Slower Economy
Quarterly Results 2008

10.6%
7.6%
8.5%
10.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
12.0%
Q1 Q2 Q3 Q4
Return on Capital
$17.8
$21.7
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
2007 2008
Annual NI ($M)
Annual NI
59.1% Growth
21.7% Growth
$31.9
$33.8
$37.0
$42.6
26.7%
25.9%
26.7%
29.7%
23.0%
24.0%
25.0%
26.0%
27.0%
28.0%
29.0%
30.0%
31.0%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
Q1 Q2 Q3 Q4
Adjusted EBITDA ($M)
Adjusted EBITDA Margin
$5.4
$4.2
$5.2
$6.8
4.5%
3.2%
3.8%
4.8%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
Q1 Q2 Q3 Q4
Net Income ($M)
Net Income Margin

Strong Balance Sheet and Fully Funded
Capitalization and Leverage ($M)
Liquidity Highlights
• Raised $145M of IPO proceeds in 2008
• 2009 Capex of $105M - $160M down from $251M in
2008
• 2009 Capex estimates:
• Customer Equipment $75-$100M
• Data Centers $10-$25M
• Office $10-$15M
• Cap Software and Other $10-$20M
• Any cash burn in 2009 will be minimal
• Fully funded with IPO proceeds, existing $245M Credit
Facility and vendor financing leases

Cash and Cash Equivalents $238.4
Capital Lease Obligations $89.7
Debt $210.7
Total Interest-bearing Debt $300.4
Total Stockholder’s Equity $269.7
Total Capitalization $570.1
Total Debt/2008 Adj. EBITDA 2.07x
Net Debt/2008 Adj. EBITDA 0.43x
Note:  Capitalization as of December 31, 2008

2009 Strategic Plan

We expect to grow top line despite a tough economic environment
• Continue to lead market share uptake, however, expect growth to be slower than 2008
• Right size solution for our customers – continue rapid traction in the cloud
• Maintain discipline of only adding profitable customers
Focus on higher profitability and returns in 2009
• Continue to scale Managed Hosting business – customer acquisition, service delivery and administrative functions
• Improved internal systems and processes also expected to positively impact margins
Cash burn expected to be minimal and potential for FCF break-even in 2009
• Capex is highly success based
• Capex expected to be significantly lower in 2009

GAAP Reconciliation

(In thousands) March 31, 2008 June 30, 2008 September 30, 2008 December 31, 2008 2007 2008
(Unaudited)
Net income 5,442 $                      4,182 $                   5,235 $                   6,844 $                    17,829 $             21,703 $
   Plus: Income taxes 1,083                         1,661                      2,199                      2,620                       9,965                   10,985
   Plus: Total other (income) expense 3,613                         2,553                      2,056                      2,661                       2,815                   7,461
   Plus: Depreciation and amortization 19,051                       21,637                    23,174                    26,310                     56,476                 90,172
   Plus: Share-based compensation expense 2,752                         3,804                      4,317                      4,144                       4,252                   15,017
Adjusted EBITDA 31,941 $                    33,837 $                 36,981 $                 42,579 $                  91,337 $             145,338 $
(In thousands, except effective tax rate and financial metrics) March 31, 2008 June 30, 2008 September 30, 2008 December 31, 2008
Income from operations 10,138 $                    8,396 $                   9,490 $                   12,125 $
Effective tax rate 39.9% 37.9% 29.6% 27.7%
Net operating profit after tax (NOPAT) 6,093 $                      5,214 $                   6,681 $                   8,766 $
Net income 5,442 $                      4,182 $                   5,235 $                   6,844 $
Average total assets 328,567 $                  381,815 $               546,761 $               685,236 $
Less: Average excess cash -                                 -                             (117,710)                (218,021)
Less: Average accounts payable and accrued expenses (71,071)                      (76,494)                  (79,837)                  (76,564)
Less: Average deferred revenues (current and non-current) (18,684)                      (19,762)                  (20,077)                  (20,111)
Less: Average other non-current liabilities (9,200)                        (9,624)                    (12,892)                  (20,043)
Average capital base 229,612 $                  275,935 $               316,245 $               350,497 $
Return on assets (Net income/Average total assets) 6.6% 4.4% 3.8% 4.0%
Return on capital (NOPAT/Average capital base) 10.6% 7.6% 8.5% 10.0%
Three Months Ended Years Ended December 31,
(Unaudited)
Three Months Ended
(Unaudited)

15 Customer Economics

Loyalty Model Drives Lifetime Customer Value Potential
Illustrative Scenario

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
R
e
t
u
r
n
s
RAX Consolidated
Today
Hybrid Hosting
(Cloud + Managed)
Normalized churn Normalized margins
(adj. for investments)
Margin increase
adjusted for growth
investments
Churn at 2006-07
pre-recession
levels
Enhanced capital
efficiency from
Cloud adoption
IRR: 37.5%
IRR: 41.0%
IRR: 44.0%
IRR: 29.5%
Adj. EBITDA Margin 27.3% 32.0% 33.0% 34.0%
Defection Churn /
Customer Life
1.3% / 38 months 1.3% / 38 months 0.9% / 56 months 0.8% / 63 months
Capex (Customer
Gear) Multiple
3.25x 3.25x 3.12x 3.05x
Note: The calculation for average customer life set forth for this illustrative scenario, which is 38 months, is derived by dividing 1 by 1.3% (the defection churn number used) and then dividing that number by 2, which is a common way to calculate average customer life for operational purposes
Change from previous case

Data Center Investment

Customer Gear

Fanatical Support

Investments Depress Margins

experience fanatical support®

Customer Level Economics – RAX Consolidated
Illustrative Scenario

Financials:
Revenue (per sqft) 525 $
Adj. EBITDA 143 $
Cash Flow 114 $
Cash Flow margin 21.7%
Avg. Customer Life 38 months
Summary
NPV $1,050
Annual IRR 29.5%
Payback on DC 12 months
Payback on total capex 27 months
Cash Flows Month 0 Month 1 Month 2 Month 36 Month 37 Month 38
Cash outlay (DC capex)
(1,388) $       - $        - $        - $            - $        - $
Cash outlay (customer capex)
(1,706) $       - $        - $        (1,706) $       - $        - $
Cash Inflow (MRR)
- $            114 $       114 $       114 $           114 $       114 $
Cash Inflow (Unused cust capex)
- $            - $        - $        - $            - $        1,611 $
Cash Inflow (Unused DC Capex
)
- $            - $        - $        - $            - $        948 $
Net Cash Flow (3,094) $       114 $       114 $       (1,592) $       114 $       2,674 $
PV of Net Cash Flow (3,094) $       113 $       112 $       (1,113) $       79 $         1,832 $
Assumptions
DC Build (per sqft) 1,388 $
Life (in months) 120
Customer Gear (per sqft) 1,706 $
Life (in months) 36
Replacement Capex 1,706 $
Life (in months) 36
Capex multiple 3.25x
Revenue (per sqft utilized) 525 $
Defection churn rate 1.30%
Adj. EBITDA margin 27.3%
Tax rate 35.0%
Discount rate (annual) 12%
Note:  This page contains certain assumptions including but not limited to, assumptions used to derive metrics such as the capex metrics and average customer life

Data Center Investment

Customer Gear

Fanatical Support

Investments Depress Margins

experience fanatical support

Customer Level Economics – RAX Hybrid Hosting
Illustrative Scenario

Financials:
Revenue (per sqft) 525 $
Adj. EBITDA 179 $
Cash Flow 136 $
Cash Flow margin 25.8%
Avg. Customer Life 63 months
Summary
NPV $2,775
Annual IRR 44.0%
Payback on DC 10 months
Payback on total capex 22 months
Cash Flows Month 0 Month 1 Month 2 Month 36 Month 37 Month 38 Month 63
Cash outlay (DC capex)
(1,388) $       - $        - $        - $            - $        - $        - $
Cash outlay (customer capex)
(1,601) $       - $        - $        (1,601) $       - $        - $        - $
Cash Inflow (MRR)
- $            136 $       136 $       136 $           136 $       136 $       136 $
Cash Inflow (Unused cust capex)
- $            - $        - $        - $            - $        - $        400 $
Cash Inflow (Unused DC Capex
)
- $            - $        - $        - $            - $        - $        659 $
Net Cash Flow (2,989) $       136 $       136 $       (1,466) $       136 $       136 $       1,195 $
PV of Net Cash Flow (2,989) $       134 $       133 $       (1,024) $       94 $         93 $         639 $
Assumptions
DC Build (per sqft) 1,388 $
Life (in months) 120
Customer Gear (per sqft) 1,601 $
Life (in months) 36
Replacement Capex 1,601 $
Life (in months) 36
Capex multiple 3.05x
Revenue (per sqft utilized) 525 $
Defection churn rate 0.80%
Adj. EBITDA margin 34.0%
Tax rate 35.0%
Discount rate (annual) 12%
Note:  Assumptions include all adjustments to adjusted EBITDA, defection churn, customer life and the capex metrics set forth on page 16, some or all of which may not result directly from a Hybrid Hosting solution